UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                                                        811-3940

Strategic Funds, Inc.
(formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	5/31
Date of reporting period:	11/30/08

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Emerging Markets Opportunity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Emerging Markets Opportunity Fund

SEMIANNUAL REPORT November 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
31	Information About the Review and Approval
of the Fund’s Management Agreement

FOR MORE INFORMATION

Back Cover

Emerging Markets
Opportunity Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this semiannual report for Emerging Markets Opportunity Fund, covering the six-month period from June 1, 2008, through November 30, 2008.

The global economy suffered during the reporting period amid a financial crisis that sparked sharp declines in virtually all sectors, regions and capitalization ranges of the international stock markets.According to our Chief Economist, the combination of export-dependent growth in overseas markets and a rising U.S. debt burden proved to be unsustainable. Other contributors to the downturn included sharp declines in many countries’ home prices; excessive leverage among financial institutions, especially investment banks; and regulatory policies and behaviors that exacerbated financial stresses.Various governments and central banks have responded with massive interventions, including nationalizing some troubled financial institutions, providing loans to others and guaranteeing certain financial instruments. However, the global financial system remains fragile, and economic weakness is likely to persist.

In our view, today’s investment environment is rife with near-term challenges and long-term opportunities. Now more than ever, it is important to ensure that your investments are aligned with your current needs, future goals and attitudes toward risk. We urge you to speak regularly with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2008, through November 30, 2008, as provided by Hugh Hunter, Tony Hann, Richard Fairgrieve and Bill Rudman, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended November 30, 2008, Emerging Markets Opportunity Fund’s Class A shares produced a total return of –58.45%, Class C shares returned –58.54%, Class I shares returned –58.31% and Class T shares returned –58.48% .1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “Index”), produced a –55.75% total return for the same period.2

Stocks throughout the world declined sharply amid a global economic slowdown and intensifying financial crisis. The fund produced lower returns than its benchmark, as our country allocation and security selection strategies proved relatively ineffective in an environment where stocks appeared to be punished indiscriminately, regardless of underlying business fundamentals.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by investing at least 80% of its assets in the stocks of companies organized, or with a majority of their assets and operations, in emerging market countries. Normally, the fund will invest in at least 10 emerging market countries.The fund may invest in companies of any size. We allocate the fund’s assets among emerging market countries using a top-down, quantitative model that incorporates valuation, currency, momentum, growth, interest-rate and risk factors to determine each country’s weighting relative to the Index. We also consider qualitative factors, such as political and economic developments, and market factors, such as liquidity.To select individual stocks, our bottom-up process focuses on fundamental analysis, including assessments of each company’s management, product lines and competitive positions.

Financial Crisis and Economic Slowdown Intensified

An ongoing credit crisis mushroomed into a severe financial crisis during the reporting period.Major financial institutions that had been devastated

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

by losses in credit markets teetered on the edge of insolvency, causing some to be nationalized and others to receive massive capital infusions from their governments.As the situation worsened, banks refrained from lending, nearly leading to the collapse of the global banking system. Investors fled global equities and flocked instead to the traditional safe havens of the sovereign debt of industrialized nations. Emerging equity markets were hit particularly hard in the “flight to quality.”

Meanwhile, the global economy slowed, led by declining housing prices and rising unemployment in the United States and Europe. Emerging markets that depend heavily on exports to U.S.and European consumers were adversely affected. In addition, previously soaring commodity prices, including energy, fell sharply as demand expectations waned.

Performance Driven by Fear, Not Fundamentals

In this very challenging environment, we adopted a more cautious investment posture by increasing the fund’s cash position during the worst of the crisis. However, our disciplined country allocation strategy proved relatively ineffective in the flight to quality.We had established an underweighted position in China, which was one of the more defensive markets over the reporting period with a strongly positive, albeit moderating, rate of economic growth. Relatively heavy exposure to Russia also undermined performance as the oil-dependent economy reeled when commodity prices plummeted. Conversely, an underweighted position in Israel hindered results when stocks in the health care and technology-heavy country fared relatively well. These detractors were offset to a degree from an underweighted position in the hard-hit Brazil market and overweighted exposure to better-performing markets in Peru and South Korea.

Our bottom-up security selection process was primarily undermined by plummeting commodities prices. In fact, the fund’s five greatest laggards during the reporting period were resources-related companies. Indonesian coal company Bumi Resources was hurt by falling energy prices and corporate governance issues. Russian steel company Evraz encountered a global slump in steel demand and concerns over its debt levels. Russian oil-and-gas producer Gazprom was hurt by tumbling energy prices and uncertainty regarding domestic gas tariffs. Russian mining company MMC Norilsk Nickel suffered due to the collapse in commodity prices and a boardroom battle between two major shareholders. LUKOIL, Russia’s largest privately owned oil & gas exploration-and-production company, sold off as oil prices fell.

Conversely, the fund’s top five performers were members of the utilities sectors, all of which benefited from relatively predictable earnings streams and solid balance sheets. Chinese gas utility Beijing Enterprises Holdings reported strong and steady earnings.Telecommunications firm Telefonos de Mexico benefited from a robust dividend and share buybacks.Turkish cellular phone company Turkcell lletisim Hizmetleri continued to provide a strong dividend and positive cash flows. Thailand’s dominant mobile company, Advance Info Service, achieved improved operational efficiency. And Malaysian cellular phone company Digi.com benefited from the delisting of its primary competitor, an ongoing capital management program and high dividend yield.

Finding Opportunities in Turbulent Markets

Although the financial crisis has persisted and the global economic slowdown has intensified, we have continued to identify what we believe to be fundamentally sound companies selling at historically attractive valuations. Therefore, we recently reduced the fund’s cash position in favor of a fully invested position in equities in the emerging markets of Asia and Latin America that we believe are well positioned to gain value in an eventual economic and market recovery.

December 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation in effect through September 30,
2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Emerging Markets Opportunity Fund from June 1, 2008 to November 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2008
	Class A	Class C	Class I	Class T

Expenses paid per $1,000†	$ 7.10	$ 9.75	$ 6.22	$ 7.98
Ending value (after expenses)	$415.50	$414.60	$416.90	$415.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2008
	Class A	Class C	Class I	Class T

Expenses paid per $1,000†	$ 10.10	$ 13.87	$ 8.85	$ 11.36
Ending value (after expenses)	$1,015.04	$1,011.28	$1,016.29	$1,013.79

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C, 1.75% for Class I and 2.25% for Class T, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2008 (Unaudited)

Common Stocks—101.3%	Shares	Value ($)

Brazil—15.3%
Banco Bradesco, ADR	9,250	98,420
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	2,700	89,073
Cia Energetica de Minas Gerais, ADR	6,500	102,895
Cia Vale do Rio Doce (Preferred), Cl. A, ADR	17,000	185,130
Cia Vale do Rio Doce, ADR	7,000	83,580
Localiza Rent a Car	20,700	57,650
Lojas Renner	9,300	54,091
MRV Engenharia e Participacoes	13,900	51,976
Petroleo Brasileiro (Preferred), ADR	26,400	469,392
Satipel Industrial	22,400	31,918
Unibanco—Uniao de Bancos Brasileiros, ADR	1,900	121,771
		1,345,896
China—6.5%
China Life Insurance, Cl. H	20,000	51,457
China Petroleum & Chemical, Cl. H	185,000	122,934
Huaneng Power International, Cl. H	230,000	154,024
Industrial & Commercial Bank of China, Cl. H	248,233	121,713
Perfect World, ADR	6,900 [a]	120,184
		570,312
Egypt—1.9%
Egyptian Financial Group-Hermes Holding	22,581	66,559
Orascom Construction, GDR	2,200	99,308
		165,867
Hong Kong—7.0%
Beijing Enterprises Holdings	74,330	262,789
China Huiyuan Juice Group	48,536	58,242
China Mobile	22,500	206,417
CNOOC	106,000	85,483
		612,931
Hungary—.7%
Magyar Telekom Telecommunications, ADR	4,240	62,328

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

India—6.1%
Bharat Heavy Electricals	7,050	191,618
Bharti Airtel	6,010 [a]	80,523
HDFC Bank, ADR	1,700	96,812
Hero Honda Motors	5,650	89,458
Reliance Industries	3,281	74,130
		532,541
Indonesia—4.8%
Bank Central Asia	345,000	77,464
Bank Rakyat Indonesia	362,000	102,353
Perusahaan Gas Negara	600,000	91,809
Telekomunikasi Indonesia	302,500	147,162
		418,788
Israel—2.8%
Teva Pharmaceutical Industries, ADR	5,600	241,640
Kazakhstan—.8%
KazMunaiGas Exploration, GDR	5,120	68,659
Luxembourg—3.3%
MSCI Daily TR New Emerging
Markets India warrants (11/11/09)	966 [a]	234,933
Tenaris, ADR	2,300	48,369
		283,302
Mexico—3.4%
America Movil, ADR, Ser. L	4,768	143,040
Grupo Televisa, ADR	4,673	69,441
Telefonos de Mexico, ADR, Ser. L	4,630	80,377
		292,858
Poland—5.2%
PBG	1,897 [a]	132,499
Powszechna Kasa Oszczednosci Bank Polski	20,058	215,536
Telekomunikacja Polska	15,921	104,253
		452,288

Common Stocks (continued)	Shares	Value ($)

Russia—8.6%
Gazprom, ADR	20,170	348,941
LUKOIL, ADR	4,445	141,351
MMC Norilsk Nickel, ADR	5,530	40,811
Mobile Telesystems, ADR	1,900	56,316
Pharmstandard, GDR	4,950 [a]	44,550
Sberbank, GDR	465	75,325
Vimpel-Communications, ADR	4,000	38,000
		745,294
South Africa—2.2%
Aspen Pharmacare Holdings	28,500 [a]	105,885
Murray & Roberts Holdings	14,094	68,373
Telkom	1,700	17,202
		191,460
South Korea—13.8%
Dongbu Insurance	4,580	48,325
GS Engineering & Construction	780	26,230
Hyundai Mobis	1,175	49,592
Hyundai Motor	993	28,053
KB Financial Group, ADR	3,900 [a]	79,521
Korea Exchange Bank	11,130	54,627
KT	1,760	39,956
KT & G	1,977	109,549
LG	1,970	55,654
LG Electronics	506	27,040
POSCO, ADR	1,900	109,725
Samsung Card	2,154	52,200
Samsung Electronics	288	95,281
Samsung Electronics, GDR (Common)	556 [b]	88,404
Samsung Electronics, GDR (Preferred)	548 [b]	55,348
Samsung Fire & Marine Insurance	727	95,762

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

South Korea (continued)
Shinhan Financial Group	3,030	62,910
Shinsegae	142	42,677
SK Telecom	558	82,617
		1,203,471
Taiwan—8.1%
Cathay Financial Holding	80,833	83,774
China Steel	84,550	56,131
Chunghwa Telecom, ADR	6,776	105,977
Far Eastern Textile	110,220	74,829
HON HAI Precision Industry	15,042	29,100
HTC	6,500	64,240
Richtek Technology	20,496	78,502
Taiwan Mobile	44,020	65,457
Taiwan Semiconductor Manufacturing, ADR	20,715	148,112
		706,122
Thailand—4.4%
Advanced Info Service	43,800	95,083
Banpu	1,200	6,326
Banpu, NVDR	5,729	30,205
Kasikornbank	43,200	51,762
PTT	21,400	88,689
PTT Exploration & Production	20,100	52,984
Siam Commercial Bank	41,200	55,754
		380,803
Turkey—6.4%
KOC Holding	79,322 [a]	127,543
Tupras Turkiye Petrol Rafine	10,506	100,552
Turk Hava Yollari	15,208 [a]	51,429
Turkcell Iletisim Hizmet	37,880	213,902
Turkiye Garanti Bankasi	45,139 [a]	65,667
		559,093
Total Common Stocks
(cost $13,867,957)		8,833,653

Preferred Stocks—1.9%	Shares	Value ($)

Brazil
Bradespar	7,700	63,669
Investimentos Itau	27,198	98,413
Total Preferred Stocks
(cost $238,707)		162,082

Total Investments (cost $14,106,664)	103.2%	8,995,735
Liabilities, Less Cash and Receivables	(3.2%)	(281,441)
Net Assets	100.0%	8,714,294

ADR—American Depository Receipts
GDR—Global Depository Receipts
NVDR—Non Voting Depository Receipts
a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, these securities amounted to $143,752 or 1.6% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	20.4	Health Care	4.5
Energy	18.7	Consumer Discretionary	4.2
Telecommunications	16.6	Utilities	4.0
Industrial	14.0	Consumer Staples	3.4
Information Technology	8.9	Exchange Traded Funds	2.7
Materials	5.8		103.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2008 (Unaudited)

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			14,106,664	8,995,735
Cash denominated in foreign currencies			44,593	47,815
Receivable for investment securities sold				57,628
Dividends and interest receivable				18,592
Receivable for shares of Common Stock subscribed				3,183
Prepaid expenses				17,226
				9,140,179

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				57,269
Cash overdraft due to custodian				312,459
Payable for investment securities purchased				18,974
Payable for shares of Common Stock redeemed				10,358
Accrued expenses				26,825
				425,885

Net Assets ($)				8,714,294

Composition of Net Assets ($):
Paid-in capital				16,964,435
Accumulated undistributed investment income—net				122,682
Accumulated net realized gain (loss) on investments				(3,265,111)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(5,107,712)

Net Assets ($)				8,714,294

Net Asset Value Per Share
	Class A	Class C	Class I	Class T

Net Assets ($)	7,080,470	1,461,064	135,231	37,529
Shares Outstanding	867,814	181,291	16,607	4,666

Net Asset Value Per Share ($)	8.16	8.06	8.14	8.04

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2008 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $32,220 foreign taxes withheld at source):
Unaffiliated issuers	251,146
Affiliated issuers	2,852
Total Income	253,998
Expenses:
Management fee—Note 3(a)	115,412
Custodian fees—Note 3(c)	84,150
Shareholder servicing costs—Note 3(c)	36,253
Auditing fees	33,303
Registration fees	24,092
Distribution fees—Note 3(b)	9,985
Prospectus and shareholders’ reports	7,973
Directors’ fees and expenses—Note 3(d)	1,143
Legal fees	534
Loan commitment fees—Note 2	111
Interest expense—Note 2	44
Miscellaneous	5,448
Total Expenses	318,448
Less—reduction in management fee
due to undertaking—Note 3(a)	(123,684)
Less—reduction in fees due to earnings credits—Note 1(c)	(567)
Net Expenses	194,197
Investment Income—Net	59,801

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(6,047,620)
Net realized gain (loss) on forward currency exchange contracts	(3,412)
Net Realized Gain (Loss)	(6,051,032)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(9,230,244)
Net Realized and Unrealized Gain (Loss) on Investments	(15,281,276)
Net (Decrease) in Net Assets Resulting from Operations	(15,221,475)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2008	Year Ended
	(Unaudited)	May 31, 2008[a]

Operations ($):
Investment income—net	59,801	45,547
Net realized gain (loss) on investments	(6,051,032)	4,345,590
Net unrealized appreciation
(depreciation) on investments	(9,230,244)	1,249,080
Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,221,475)	5,640,217

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(100,028)
Class I Shares	—	(5,181)
Class T Shares	—	(3,522)
Net realized gain on investments:
Class A Shares	—	(1,921,126)
Class C Shares	—	(235,008)
Class I Shares	—	(35,613)
Class T Shares	—	(28,994)
Total Dividends	—	(2,329,472)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,773,181	19,805,299
Class C Shares	1,239,743	3,438,031
Class I Shares	131,751	1,271,153
Class T Shares	1,863	145,935
Dividends reinvested:
Class A Shares	—	980,767
Class C Shares	—	97,709
Class I Shares	—	40,794
Class T Shares	—	32,516
Cost of shares redeemed:
Class A Shares	(7,057,069)	(15,390,085)
Class C Shares	(1,021,224)	(1,291,535)
Class I Shares	(248,707)	(1,335,579)
Class T Shares	(31,632)	(431,463)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,212,094)	7,363,542
Total Increase (Decrease) in Net Assets	(19,433,569)	10,674,287

Net Assets ($):
Beginning of Period	28,147,863	17,473,576
End of Period	8,714,294	28,147,863
Undistributed investment income—net	122,682	62,881

	Six Months Ended
	November 30, 2008	Year Ended
	(Unaudited)	May 31, 2008[a]

Capital Share Transactions:
Class A
Shares sold	183,776	1,043,492
Shares issued for dividends reinvested	—	50,581
Shares redeemed	(541,119)	(802,268)
Net Increase (Decrease) in Shares Outstanding	(357,343)	291,805

Class C
Shares sold	88,549	179,416
Shares issued for dividends reinvested	—	5,073
Shares redeemed	(82,877)	(67,883)
Net Increase (Decrease) in Shares Outstanding	5,672	116,606

Class I
Shares sold	7,988	64,979
Shares issued for dividends reinvested	—	2,115
Shares redeemed	(18,153)	(66,441)
Net Increase (Decrease) in Shares Outstanding	(10,165)	653

Class T
Shares sold	110	7,069
Shares issued for dividends reinvested	—	1,695
Shares redeemed	(3,099)	(22,195)
Net Increase (Decrease) in Shares Outstanding	(2,989)	(13,431)

a Effective June 1, 2007, Class R shares were redesignated as Class I shares. See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	November 30, 2008	Year Ended May 31,

Class A Shares	(Unaudited)	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	19.64	16.81	12.50
Investment Operations:
Investment income—net[b]	.05	.05	.02
Net realized and unrealized
gain (loss) on investments	(11.53)	4.84	4.36
Total from Investment Operations	(11.48)	4.89	4.38
Distributions:
Dividends from investment income—net	—	(.10)	—
Dividends from net realized gain on investments	—	(1.96)	(.07)
Total Distributions	—	(2.06)	(.07)
Net asset value, end of period	8.16	19.64	16.81

Total Return (%)[c]	(58.45)[d]	29.25	35.12[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.32[e]	2.69	3.46[d]
Ratio of net expenses to average net assets	2.00[e]	1.98	1.73[d]
Ratio of net investment income
to average net assets	.75[e]	.26	.17[d]
Portfolio Turnover Rate	86.73[d]	259.49	140.52[d]

Net Assets, end of period ($ x 1,000)	7,080	24,062	15,694

a	From July 13, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

	Six Months Ended
	November 30, 2008	Year Ended May 31,

Class C Shares	(Unaudited)	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	19.44	16.70	12.50
Investment Operations:
Investment (loss)—net[b]	.00[c]	(.07)	(.07)
Net realized and unrealized
gain (loss) on investments	(11.38)	4.77	4.34
Total from Investment Operations	(11.38)	4.70	4.27
Distributions:
Dividends from net realized gain on investments	—	(1.96)	(.07)
Net asset value, end of period	8.06	19.44	16.70

Total Return (%)[d]	(58.54)[e]	28.17	34.32[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.23[f]	3.54	4.17[e]
Ratio of net expenses to average net assets	2.75[f]	2.73	2.38[e]
Ratio of net investment income
(loss) to average net assets	.02[f]	(.40)	(.46)[e]
Portfolio Turnover Rate	86.73[e]	259.49	140.52[e]

Net Assets, end of period ($ x 1,000)	1,461	3,414	986

a	From July 13, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	November 30, 2008	Year Ended May 31,

Class I Shares	(Unaudited)	2008[a]	2007[b]

Per Share Data ($):
Net asset value, beginning of period	19.55	16.85	12.50
Investment Operations:
Investment income—net[c]	.08	.07	.05
Net realized and unrealized
gain (loss) on investments	(11.49)	4.88	4.37
Total from Investment Operations	(11.41)	4.95	4.42
Distributions:
Dividends from investment income—net	—	(.29)	—
Dividends from net realized gain on investments	—	(1.96)	(.07)
Total Distributions	—	(2.25)	(.07)
Net asset value, end of period	8.14	19.55	16.85

Total Return (%)	(58.31)[d]	29.52	35.44[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.07[e]	2.47	3.43[d]
Ratio of net expenses to average net assets	1.75[e]	1.74	1.51[d]
Ratio of net investment income
to average net assets	1.05[e]	.40	.36[d]
Portfolio Turnover Rate	86.73[d]	259.49	140.52[d]

Net Assets, end of period ($ x 1,000)	135	523	440

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From July 13, 2006 (commencement of operations) to May 31, 2007.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
See notes to financial statements.

	Six Months Ended
	November 30, 2008	Year Ended May 31,

Class T Shares	(Unaudited)	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	19.39	16.78	12.50
Investment Operations:
Investment income (loss)—net[b]	.04	(.05)	(.01)
Net realized and unrealized
gain (loss) on investments	(11.39)	4.86	4.36
Total from Investment Operations	(11.35)	4.81	4.35
Distributions:
Dividends from investment income—net	—	(.24)	—
Dividends from net realized gain on investments	—	(1.96)	(.07)
Total Distributions	—	(2.20)	(.07)
Net asset value, end of period	8.04	19.39	16.78

Total Return (%)[c]	(58.48)[d]	28.79	34.88[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.67[e]	2.96	3.92[d]
Ratio of net expenses to average net assets	2.25[e]	2.25	1.96[d]
Ratio of net investment income
(loss) to average net assets	.57[e]	(.26)	(.10)[d]
Portfolio Turnover Rate	86.73[d]	259.49	140.52[d]

Net Assets, end of period ($ x 1,000)	38	148	354

a	From July 13, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Emerging Markets Opportunity Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to pursue long-term capital appreciation by investing in stocks of companies located in emerging market countries. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.WestLB Mellon Asset Management (USA) LLC (“WMAM US”) serves as the fund’s sub-investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a for-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

eign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors,certain factors may be considered such as:fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	8,995,735	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	8,995,735	0

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended November 30, 2008.

As of and during the period ended November 30, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended May 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2008 was as follows: ordinary income $2,194,573 and long-term capital gains $134,899.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended November 30, 2008, was approximately $4,900 with a related weighted average annualized interest rate of 1.75% .

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until September 30, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.75% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $123,684 during the period ended November 30, 2008.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus andWMAM US, Dreyfus paysWMAM US a monthly fee at an annual percentage of the fund’s average daily net assets.

During the period ended November 30, 2008, the Distributor retained $3,660 and $9 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $7,899 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2008, Class C and Class T shares were charged $9,864 and $121, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2008, Class A, Class C and Class T shares were charged $19,226, $3,288 and $121, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2008, the fund was charged $5,714 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2008, the fund was charged $567 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2008, the fund was charged $84,150 pursuant to the custody agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended November 30, 2008, the fund was charged $2,959 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $9,606,Rule 12b-1 distribution plan fees $979,shareholder services plan fees $1,893, custodian fees $61,044, chief compliance officer fees $2,466 and transfer agency per account fees $1,740, which are offset against an expense reimbursement currently in effect in the amount of $20,459.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2008, amounted to $16,265,748 and $19,472,355, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At November 30, 2008 there were no open forward currency exchange contracts outstanding.

At November 30, 2008, accumulated net unrealized depreciation on investments was $5,110,929, consisting of $81,266 gross unrealized appreciation and $5,192,195 gross unrealized depreciation.

At November 30, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

(a) Effective as of the close of business on December 31, 2008, the sub-investment advisory agreement between Dreyfus and WMAM US, with respect to the fund, was terminated, WMAM US will no longer serve as the fund’s sub-investment adviser and Dreyfus, as the fund’s investment adviser, will provide the day-to-day management of the fund’s investments.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

Effective on or about December 3, 2008, no investments for new accounts were permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on November 10-11, 2008, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services and of the Manager’s Sub-Investment Advisory Agreement with West LB Mellon Asset Management (USA) LLC (WMAM), pursuant to which WMAM serves as sub-investment adviser and provides day-to-day management of the fund’s portfolio. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement, and by WMAM pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s and WMAM’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regu-

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

latory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities over WMAM.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended August 31, 2008, and comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended August 31, 2008.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee approximated the Expense Group median and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio was at the Expense Group median and higher than the Expense Universe median.

With respect to the fund’s performance, the Board noted that the fund was the top ranked fund for total return in the Performance Group for the reported 1-year period, and achieved a second quartile total return ranking (the first quartile being the highest ranking group) for the reported 2-year period. The Board further noted that the fund achieved first quartile total return rankings in the Performance Universe for the reported 1-year and 2-year periods.The Board noted that the fund commenced operations in December 2006.

Representatives of the Manager reviewed with the Board members the fee paid to the Manager or its affiliates by the mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Manager’s representatives noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or WMAM, or any other Dreyfus affiliate with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, with information prepared by an independent consulting firm regarding the Manager’s approach to

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager or WMAM from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays WMAM the sub-advisory fee, the Board did not consider WMAM’s profitability to be relevant to its deliberations. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services provided by the Manager and WMAM are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager andWMAM in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement, and Sub-Investment Advisory Agreement with WMAM, was in the best interests of the fund and its shareholders.

The Fund 35

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	January 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	January 26, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	January 26, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)